UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2012

COUNTERPATH CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50346
(Commission File Number)

20-0004161
(IRS Employer Identification No.)

300-505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3
(Address of principal executive offices and Zip Code)

604.320.3344
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03           Amendments to Articles of Incorporation or Bylaws; change in Fiscal Year.

On May 4, 2012, our board of directors passed a resolution amending Section 2.9 of our company’s Bylaws to change the quorum from 10% to 33 1 / 3 % of the shares entitled to vote. The amendment to the Bylaws became effective as of June 28, 2012, the date that our company’s common shares were approved for listing on The NASDAQ Stock Market LLC.

Item 8.01           Other Events

On June 28, 2012, we received approval for our common shares to be listed and traded on The NASDAQ Stock Market LLC. We anticipate trading to commence on the opening of the market on July 11, 2012.

Item 9.01           Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended Bylaws of CounterPath Corporation dated June 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:	/s/ David Karp
David Karp
Chief Financial Officer

Dated: July 2, 2012